INVESCO EUROPEAN SMALL COMPANY                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2015
FILE NUMBER:        811- 1540
SERIES NO.:         18

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                  12,929
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                     211
          Class C                                   2,734
          Class Y                                  13,644

74V.  1   Net asset value per share (to nearest cent)
          Class A                                 $ 13.10
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                 $ 12.30
          Class C                                 $ 12.32
          Class Y                                 $ 13.16

INVESCO INTERNATIONAL SMALL COMPANY FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2015
FILE NUMBER:        811-1540
SERIES NO.:         19

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                   8,150
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                     124
          Class C                                   1,285
          Class Y                                   5,816
          Class R5                                  2,419
          Class R6                                  2,772

74V.  1   Net asset value per share (to nearest cent)
          Class A                                 $ 18.59
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                 $ 17.78
          Class C                                 $ 17.79
          Class Y                                 $ 18.63
          Class R5                                $ 18.50
          Class R6                                $ 18.51

INVESCO SMALL CAP EQUITY FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2015
FILE NUMBER:        811-1540
SERIES NO.:         21

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                  37,116
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                     521
          Class C                                   5,003
          Class R                                   6,343
          Class Y                                  24,830
          Class R5                                 10,060
          Class R6                                  7,104

74V.  1   Net asset value per share (to nearest cent)
          Class A                                 $ 15.99
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                 $ 13.58
          Class C                                 $ 13.57
          Class R                                 $ 15.27
          Class Y                                 $ 16.34
          Class R5                                $ 17.17
          Class R6                                $ 17.22

INVESCO GLOBAL CORE EQUITY FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2015
FILE NUMBER:        811-1540
SERIES NO.:         23

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                  64,575
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                   2,012
          Class C                                   7,947
          Class R                                      65
          Class Y                                   1,459
          Class R5                                     14

74V.  1   Net asset value per share (to nearest cent)
          Class A                                 $ 14.15
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                 $ 13.46
          Class C                                 $ 13.49
          Class R                                 $ 14.13
          Class Y                                 $ 14.16
          Class R5                                $ 14.34